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                                                                   EXHIBIT 10.10

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS
                               DATED JUNE 1, 2000
     BETWEEN THE FUNDS LISTED BELOW AND NUVEEN INSTITUTIONAL ADVISORY CORP.


Attached is a copy of a Form of Renewal of Investment Management Agreement, dated June 1, 2000, by and between each of the funds listed below (which were active as of December 31, 2000) and Nuveen Institutional Advisory Corp. Copies of agreements, identical in nature except for the name of the fund, were entered into by the following funds:

         FUND NAME
         ---------

         Nuveen Select Tax-Free Income Portfolio
         Nuveen Select Tax Free Income Portfolio 2
         Nuveen Insured California Select Tax-Free Income Portfolio Nuveen Insured New York Select Tax-Free Income Portfolio
         Nuveen Select Tax-Free Income Portfolio 3

Pursuant to the instructions to Item 601 of Regulation S-K, the Registrant is filing only the representative of the Renewal of Investment Management Agreement by and between each of the above listed funds, as of December 31, 2000, and Nuveen Institutional Advisory Corp. Copies of the actual Renewal of Investment Management Agreements by and between each of the above funds and Nuveen Institutional Advisory Corp. have not been attached.






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                                 [NAME OF FUND]

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT


This Agreement made this 1st day of June, 2000 by and between [Name of Fund], a _____________________ business trust (the "Fund"), and Nuveen Institutional Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Investment Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment management and other services to the Fund; and

WHEREAS, the Agreement terminates August 1, 2000 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Trustees, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2001 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement the parties hereto do hereby continue the Agreement in effect until August 1, 2001 and ratify and confirm the Agreement in all respects.



                                          [NAME OF FUND]


                                          By:
                                             -----------------------------------
                                                  Vice President
ATTEST:


-------------------------------------
         Assistant Secretary
                                          NUVEEN INSTITUTIONAL
                                          ADVISORY CORP.


                                          By:
                                             -----------------------------------
                                                  Vice President
ATTEST:


-------------------------------------
         Assistant Secretary